UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): September 12, 2002


              CONSOLIDATED FREIGHTWAYS CORPORATION
     (Exact name of registrant as specified in its charter)


     Delaware              1-12149              77-0425334
  (State or other     (Commission File        (IRS Employer
  jurisdiction of          Number)         Identification No.)
  incorporation)

   16400 S.E. CF Way,                             98683
      Vancouver, WA
  (Address of principal                         (Zip Code)
   executive offices)



 Registrant's telephone number, including area code:  (360) 448-4000


  (Former name or former address, if changed since last report)



Item 9.  Regulation FD Disclosure

     On September 12, 2002, the Company announced that it received notification of additional listing deficiencies from the Nasdaq Listing Qualifications Department. The deficiencies relate to the Company's failure to comply with the net tangible assets and stockholders equity requirements for continued listing on The Nasdaq Stock Market. Those deficiencies along with the Company's recent bankruptcy filing will be considered at the
Company's delisting hearing on September 20, 2002. The Company anticipates that after the Nasdaq concludes its review, the Company's securities will be delisted. Additionally, the Company's trading symbol was amended "CFWEQ" on September 4, 2002. A copy of the press release is attached as an exhibit to this Form 8-K and is incorporated herein by reference.



Item  7.  Exhibits

     99.1 Press release dated September 12, 2002 (filed herewith).



                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Consolidated Freightways Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONSOLIDATED FREIGHTWAYS CORPORATION,
                                            Registrant



Dated: September 12, 2002         By:/s/Stephen Sokol
                                  Name:  Stephen Sokol
                                  Title: Executive Vice President of Finance
                                           and Chief Financial Officer





                          EXHIBIT INDEX

EXHIBIT   DESCRIPTION
NUMBER

99.1      Press release dated September 12, 2002.